UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2005

CLICK COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30881	36-4088644
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive, 52nd Floor, Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 482-9006

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                Acquisition or Disposition of Assets

On February 2, 2005, the Company and its wholly owned subsidiary CWV Acquisition Corp. (“CWV Acquisition”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with ChannelWave, Inc. (“ChannelWave”), pursuant to which CWV Acquisition acquired certain assets from ChannelWave, including substantially all assets relating to ChannelWave’s Partner Relationship Management System and Service Information System businesses, for consideration comprised of $1,000,000 of cash and 225,807 shares of the Company’s common stock (of which 29,033 shares of the Company’s common stock are being held by the Company in respect of escrow for certain obligations of ChannelWave pursuant to the Purchase Agreement).  The shares of the Company’s common stock are expected to be registered for resale on a Registration Statement on Form S-3.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.02                Unregistered Sales of Equity Securities

The text set forth in Item 2.01 regarding the issuance of the Company’s common stock to ChannelWave is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by Item 9.01(a).  In accordance with Item 9.01(a) of Form 8-K, such financial statements shall be filed by an amendment to this Current Report on Form 8-K no later than April 21, 2005.

(b)           Pro Forma Financial Information

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information, as required by this Item 9.01(b).  In accordance with Item 9.01(b) of Form 8-K, such financial statements shall be filed by an amendment to this Current Report on Form 8-K no later than April 21, 2005.

(c)           Exhibits

Exhibit No.	Description

99.1	Agreement and Plan of Merger, dated February 7, 2005, between Click Commerce, Inc., Opt Acquisition Inc., Optum, Inc. and David Simbari, as representative of the stockholders of Optum, Inc.

99.2	Asset Purchase Agreement, dated February 2, 2005, between Click Commerce, Inc., CWV Acquisition, Inc. and ChannelWave, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICK COMMERCE, INC.

Date: February 8, 2005
/s/ Michael W. Nelson
Name: Michael W. Nelson
Title: Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Asset Purchase Agreement, dated February 2, 2005, between Click Commerce, Inc., CWV Acquisition, Inc. and ChannelWave, Inc.